UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193
(Commission File Number)

88-0435904
IRS Employer Identification No.)

2401 Fountain View Drive, Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(713) 782-5758
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sales of Equity Securities.

On January 31, 2005 we issued 748,223 shares of our common stock to one accredited investor at a price of $0.05 per share. We issued the securities relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2005, the Registrant decided to change its financial year end from June 30 to December 31. The Registrant intends to file a Form 10-KSB for its new financial year ended December 31 on or before March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXEN OIL & GAS, INC.

By: /s/ D. Elroy Fimrite
D. Elroy Fimrite
President and Chief Executive Officer
Date: February 15, 2005